THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

Discovery Select Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2015

Supplement dated September 4, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

From August 24, 2015 to August 28, 2015, unit prices for certain Sub-accounts that invest in underlying portfolios managed by our affiliates may have reflected pricing as of a prior date and/or may not have been accurately reported due to issues with an external provider of portfolio information. We have been advised that the external provider commenced timely and accurate processing on Monday, August 31, 2015. All unit prices from August 24, 2015 to August 28, 2015 have been received and account values and transactions will be updated, as needed. Please note that there is no action required of you in connection with your contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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